UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2008
EATON CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Eaton Center
Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)
(216) 523-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
EATON REVISES FOURTH QUARTER EARNINGS GUIDANCE
Eaton Corporation today announced revised earnings guidance for the fourth quarter, reflecting the impact of the global economic crisis on its end markets. A copy of the news release issued today is attached as Exhibit 99 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99 — News release of Eaton Corporation dated December 16, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION
Date: December 16, 2008	/s/ R. H. Fearon
R. H. Fearon
Executive Vice President – Chief Financial and Planning Officer